Exhibit 10.2

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into this 17th day of November, 2014, by and among those stockholders listed on Exhibit "A," (hereinafter referred to as the "Seller" or collectively as the "Sellers") and Weed Growth Fund, Inc., a Nevada corporation (hereinafter referred to as the "Buyer"), on the following:

Premises

A.                Buyer has engaged in discussions with the Sellers regarding the purchase of shares of City Media, Inc., a Utah corporation (the "Company") restricted common stock, par value $0.001 per share (the "Common Stock").

B.                 The Sellers are interested in selling shares of Common Stock to Buyer.  Accordingly, the Sellers and Buyer now want to set forth the terms of such sale in a definitive agreement.

Agreement

BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

ARTICLE I
PURCHASE OF COMMON STOCK

1.01            Purchase and Sale of Common Stock.   Buyer agrees to purchase from the Sellers and the Sellers agrees to sell to Buyer that number of shares of Common Stock listed opposite each Sellers's name on Exhibit "A" attached hereto and made a part hereof by this reference for the purchase price set forth opposite each Seller's name on Exhibit "A" for an aggregate purchase price of two hundred and fifty thousand dollars ($250,000) ("Purchase Price").

1.02            Closing.

a)
The purchase and sale of the shares of Common Stock shall take place at a closing (the "Closing"), to be held at such date, time and place at the law office of Conrad Lysiak as shall be determined by the Buyer and Sellers but in no event later than November 17, 2014.

b)	At the Closing:

i)
Each Seller shall deliver to the Buyer a certificate (or certificates) for the shares of Common Stock, along with a fully executed stock power that is medallion guaranteed and duly endorsed in form for transfer to the Buyer.

ii)	The Buyer shall pay to the Seller or his written assigns the Purchase Price for the shares of Common Stock.

iii)
At and at any time after the Closing, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

iv)
All representations, covenants and warranties of the Buyer and Sellers contained in this Agreement shall be true and correct on and as of the closing date with the same effect as though the same had been made on and as of such date.

ARTICLE II
REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF THE SELLERS

As an inducement to, and to obtain the reliance of Buyer in connection with its purchase of the shares of Common Stock, the Sellers' represents and warrants as follows:

2.01            Private Offering.    The offer, offer for sale, and sale of the shares of Common Stock have not been and will not be registered with the Securities and Exchange Commission (the "Commission").  The shares of Common Stock shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the United States Securities Act of 1933, as amended, and as such, will be deemed "restricted securities" limiting the shares ability to be resold.

2.02            Approval of Agreement.   The Sellers have full authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the issuance of the shares of Common Stock.

2.03            Legal Right.  The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Seller is a party or by which it is bound by any order, rule or regulation directed to the Seller or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

2.04            No Liens, Encumbrances.   Sellers own the shares of Common Stock free and clear of all any and all liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind.

ARTICLE III
REPRESENTATIONS, COVENANTS, AND WARRANTIES
OF THE BUYER

As an inducement to, and to obtain the reliance of the Sellers in connection with its purchase of the shares of Common Stock, Buyer represents and warrants as follows:

3.01            Representations.   Buyer is not relying on any representation or warranty of the Sellers, whatsoever, except those representations and warranties contained in this Agreement.

3.02            Standing and Authority of Buyer.   Buyer has all requisite power and authority to execute and deliver this Agreement, to perform Buyer's obligations hereunder and to consummate the transactions contemplated hereby.

3.03            Execution and Delivery; No Conflict.

(a)            This Agreement has been duly executed and delivered by the Buyer and constitute the valid and binding obligation of Buyer, enforceable against Buyer in accordance with the terms herein, except as the same may be limited by:  (i) bankruptcy, insolvency, reorganization, moratorium or other laws affecting generally the enforcement of creditors' rights; (ii) equitable principles; and (iii) public policies with respect to the enforcement of indemnification agreements.

(b)            The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby:  (i) have been duly and validly authorized by all necessary action on the part of Buyer; and (ii) are not prohibited by, do not violate any provision of, and will not result in the breach of or accelerate or permit the acceleration of, the performance required by the terms of any applicable law, rule regulation, judgment, decree, order, or other requirement of any governmental body or any court, authority, department, commission, board, bureau, agency, or instrumentality of either thereof in a manner which would have a material adverse effect on the Buyer, or any material contract, indenture, agreement or commitment, to which the Buyer is a party or bound.

3.04            Consents and Approvals.   The execution, delivery, and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby do not require the Buyer to obtain any consent, approval or action of, or give any notice to, any corporation, person, firm, or judicial authority except:  (i) such as have been duly obtained or made, as the case may be, and are in full force and effect on the date hereof; and (ii) those which the failure to obtain would have no material adverse effect on the transactions contemplated hereby.

3.05            Securities Representations.   Buyer understands and agrees that the consummation of this Agreement including the issuance of shares of Common Stock as contemplated hereby, constitutes the offer and sale of securities under the Securities Act.  Buyer agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.  In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions Buyer agrees that it will sign appropriate representations and warranties related to its suitability to invest in the Company, including an investment letter and suitability questionnaire which are contained in the "suitability letter" attached hereto as exhibit "B."   Buyer understands that the shares of Common Stock have not been registered under the Securities Act and must be held indefinitely without any transfer, sale, or other disposition unless such shares are subsequently registered under the Securities Act or registration is not required under the Securities Act in reliance on an available exemption.  The shares of Common Stock to be acquired by the Buyer under the terms of this Agreement will be acquired for the Buyer's own account, for investment, and not with the present intention of resale or distribution of all or any part of the securities.  Buyer agrees that he will refrain from transferring or otherwise disposing of any of the shares, or any interest therein, in such manner as to violate the Securities Act or any applicable state securities law regulating the disposition thereof.  Buyer is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and has adequate means for providing for his current needs and possible personal contingencies and has no need now and anticipates no need in the foreseeable future to sell the shares of Common Stock which Buyer is purchasing hereby.  Buyer understands that the shares of Common Stock being sold pursuant to this Agreement are being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state securities laws and that the Sellers are relying upon the truth and accuracy of Buyer's representations, warranties, agreements, and understandings set forth herein to determine Buyer's suitability to acquire the shares of Common Stock.

3.06            Disclosure Information.  Buyer has received all the information Buyer considers necessary or appropriate for deciding whether or not to purchase the shares of Common Stock.  Buyer further represents that he has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the shares of Common Stock, the Company, its financial information or business.  The foregoing, however, does not limit or modify the representations and warranties of the Sellers in Article 2 of this Agreement or the right of Buyer to rely thereon.

3.07            Investment Experience.   Buyer is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bar the economic risk of his investment and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the shares of Common Stock.

3.08            Acknowledgment.   Buyer acknowledges that the Company is a development stage corporation with a limited history of operations, that its operations are subject to the risks inherent in the establishment of a new business enterprise, and that there can be no assurance that the Company will ever achieve profitability or that, if achieved, such profitability could be sustained.  Buyer further acknowledges that an investment in the shares of Common Stock involves substantial risk.

3.08            Knowledge of the Company.  Buyer is aware, through his own extensive due diligence of all material information respecting the past, present and proposed business operations of the Company, including, but not limited to, its technology, its management, its financial position, or otherwise; understands that there is no "established trading market" for the Common Stock, that the Company is uncertain, at this time, whether there're will be any future "established trading market" for the Common Stock; and that the purchase price being paid for the Common Stock bears no relationship to assets, book value or other established criteria of value.  Buyer has conducted his own investigation of the risks and merits of an investment in the Company, and to the extent desired, including, but not limited to a review of the Company's books and records, financial and Buyer has had the opportunity to discuss this documentation with the directors and executive officers of the Company; to ask questions of these directors and executive officers; and that to the extent requested, all such questions have been answered to his satisfaction.

ARTICLE IV
SPECIAL COVENANTS

4.01            Purchase of Shares of Common Stock.  The Sellers and Buyer agree and understand that the consummation of this Agreement including the sale of the shares of Common Stock to Buyer as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes.  The Sellers and Buyer agree such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

(a)            In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations, including the "suitability letter" attached hereto as exhibit "B" shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

(i)            Buyer acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring the shares of Common Stock, and that this transaction involves certain risks.

(ii)            Buyer has received and read the Agreement and understand the risks related to the consummation of the transactions herein contemplated.

(iii)            Buyer has such knowledge and experience in business and financial matters that he is capable of evaluating each business.

(iv)            Buyer has been provided with copies of all materials and information requested by Buyer or their representatives, including any information requested to verify any information furnished (to the extent such information is available or can be obtained without unreasonable effort or expense), and the parties have been provided the opportunity for direct communication regarding the transactions contemplated hereby.

(v)            All information which Buyer has provided to the Sellers or their representatives concerning their suitability and intent to hold shares in Common Stock following the transactions contemplated hereby is complete, accurate, and correct.

(vi)            Buyer has not offered or sold any securities of the Company or interest in this Agreement and has no present intention of dividing the shares of Common Stock to be received or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of such stock or rights, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance.

(vii)            Buyer understand that the shares of Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject shares of Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Buyer  an "underwriter," within the meaning of the Securities Act.  It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject shares of Common Stock can only be effected in transactions which are not considered distributions.  Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising.  Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets.  These criteria are set forth specifically in rule 144 promulgated under the Securities Act.

(viii)            Buyer acknowledges that the shares of Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available.  The Company is not under any obligation to register the shares of Common Stock under the Securities Act, except as set forth in this Agreement.  The Company is not under any obligation to make rule 144 available, except as may be expressly agreed to by it in writing in this Agreement, and in the event rule 144 is not available, or some other disclosure exemption may be required before Buyer can sell, transfer, or otherwise dispose of such shares of Common Stock without registration under the Securities Act.  The Company's registrar and transfer agent will maintain a stop transfer order against the registration or transfer of the shares of Common Stock, and the certificates representing the shares of Common  Stock will bear a legend in substantially the following form so restricting the sale of such securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

(ix)            The Company may refuse to register further transfers or resales of the shares of Common Stock in the absence of compliance with rule 144 unless the Buyer furnish the Company with a "no-action" or interpretive letter from the SEC or an opinion of counsel reasonably acceptable to the Company stating that the transfer is proper.  Further, unless such letter or opinion states that the shares of Common Stock are free of any restrictions under the Securities Act, the Company may refuse to transfer the securities to any transferee who does not furnish in writing to the Company the same representations and agree to the same conditions with respect to such shares of Common Stock as set forth herein.  The Company may also refuse to transfer the shares of Common Stock if any circumstances are present reasonably indicating that the transferee's representations are not accurate.

(b)            In connection with the transaction contemplated by this Agreement, the Sellers and Buyer shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where Buyer reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by such parties to be appropriate.

(c)            In order to more fully document reliance on the exemptions as provided herein, the Sellers and Buyer shall execute and deliver to the other, at or prior to the closing, such further letters of representation, acknowledgment, suitability, or the like as the Sellers or Buyer and its counsel may reasonably request in connection with reliance on exemptions from registration under such securities laws including but not limited to an investment letter.

(d)            The Sellers and Buyer acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

4.05            Expenses of Sale.  The Sellers and Buyer will pay their own expenses incident to the performance of their obligations hereunder, including but not limited to the fees and expenses of their counsel and accountants, and the cost of qualifying the offer and sale of the shares of Common Stock in various states or obtaining an exemption from state registration requirements.

4.06            Anti-Dilution/Adjustment.

(a)            Understanding and agreeing that Buyer will control the Company following the purchase of the Shares and given Sellers would not enter into this transaction for the sale of the Shares without assurances from Buyer that Sellers will not be reduced or diluted in Sellers' ownership percentage of Common Stock below a certain number and percentage of shares, Buyer agrees if on, or within twelve months after, the closing of the transactions described herein, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock or common stock equivalents for a consideration of less than one dollar ($1.00) per share (a "Dilution Event"), then Sellers shall be entitled to receive from Buyer, that number of Shares necessary to provide Sellers with the same percentage of Shares as he held on the Closing of this Transaction assuming 15,000,000 shares of Common Stock are outstanding on the Closing of this Transaction.  Furthermore, Buyer agrees to use his best efforts to cause the Company to not (i) reduce; through a reverse split, consolidation,  or subdivide its outstanding Common Stock, combine its outstanding Common Stock into a smaller number of shares, issue by reclassification of its Common Stock other securities of the Company, or enter into any plan of capital reorganization or of reclassification of the Common Stock of the Company which would result in the reduction of the ownership interest of the Sellers below his current percentage of ownership assuming fifteen million (15,000,000) issued and outstanding shares of the Company's common stock and the Company will not issue any shares during the next twelve months that would increase the outstanding shares of Common Stock beyond the 15,000,000 shares except for cash consideration in excess of  one dollar ($1.00) per share all of which would be considered a Dilution Event and subject to the adjustments set forth above with Buyer providing Sellers such number of Shares necessary to bring Sellers back to his percentage interest on the date of Closing.  As security against such action, Buyer agree to hold one million (1,000,000) shares being purchased pursuant hereto in an escrow with Action Stock Transfer pursuant to the escrow agreement attached hereto as exhibit "B," to hold until such time as twelve months from the date of this Agreement or such date the shares are surrendered to Sellers to cover a Dilution Event.  Each Seller shall receive their proportion of such Escrowed Shares in the event of a Dilution Event.

(b)            Whenever the Sellers would be reduced below his percentage interest on the Closing of this Transaction, assuming a 15,000,000 Shares outstanding at Closing, Buyer shall promptly mail by first class mail, postage prepaid, to Sellers notice of such adjustment or adjustments setting forth the number of Shares receivable to restore Sellers to their agreed amounts after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

(c)            For the purpose of this subsection, the term "common stock" shall mean (i) the class of stock designated as the common stock of the Company at the date of this Agreement, (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value; (iii) any stock option, warrant, stock appreciation right or other securities exercisable or convertible into shares of Common Stock, including but not limited to preferred stock or other securities or instruments such as promissory notes or other agreements that can be considered dilutive to Sellers or which have superior rights to the Common Stock or (iv) as a result of a merger, consolidation or reorganization of the Company into another company shall be those shares of securities designated as "common stock" by the successor corporation, and if such corporation's stock is traded, those series of stock which are traded.

(d)            For purposes of this section, any reverse split or consolidations of the shares of the Company's common stock shall be considered a Dilution Event and in such case, the Buyer shall cause such number of shares necessary to be issued or delivered to Sellers to bring Sellers back to his numerical number of shares of Common Stock held at the Closing.  Solely for purpose of illustration, if the Company completes a ten to one reverse split and Sellers held one thousand shares prior to the reverse, Sellers would be issued nine hundred shares to bring Sellers back to the one thousand share position.

(e)            The provisions and obligations set forth in this Section 4.06 shall survive the closing of this agreement for a period of twelve months.

ARTICLE V
MISCELLANEOUS

5.01            Attorney's Fees.  In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

5.02            Entire Agreement.  This Agreement represents the entire agreement between the parties relating to the subject matter hereof.  All previous agreements between the parties, whether written or oral, have been merged into this Agreement.  This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof.  There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

5.03            Survival; Termination.  The representations, warranties, and covenants of the respective parties shall survive the closing and the consummation of the transactions herein contemplated for a period of six months from the closing, unless otherwise provided herein.

5.04            Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

5.05            Amendment or Waiver.  Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.  At any time prior to the closing, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

5.06            Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the Sellers and Buyer and their successors.  Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement.

5.07            Severability.  Every provision of this Agreement is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

5.08            Captions.  The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

5.09            Applicable Law.  This Agreement shall be governed by and construed and enforced under and in accordance with the laws of the State of Utah and all subject matter and in persona jurisdiction shall be the state courts of Utah.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

THE SELLERS:		THE BUYER:
Thomas Howells		Weed Growth Fund, Inc.,
a Nevada Corporation

By:
Eric Miller, CEO
Kelly Trimble

Calvin Jones

Jennifer Aguirre

Travis Jenson

Exhibit A
Sellers

Name	Number of Shares	Consideration
Thomas Howells	1,248,750	$ 41,708.25
Travis Jenson	1,322,750	$ 41,670.82
Kelly Trimble	2,496,875	$ 83,395.63
Calvin Jones	1,440,625	$ 49,125.31
Jennifer Aguirre	1,000,000	$ 34,100.00
Total	7,509,000	$ 250,000.00

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Exhibit B

SUITABILITY LETTER

TO:            Sellers
City Media, Inc.

I make the following representations with the intent that they may be relied on by City Media, Inc. and the Sellers set forth in the related Agreement, in determining my suitability as a purchaser of securities of the City Media, Inc. (the "Shares").

1.            I have had the opportunity to ask questions of, and receive answers and information, from the officers of the Company and I deemed  such information sufficient to make an investment decision on the Company.

2.            I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its business activities, and the risks and merits of this prospective investment, and I am not utilizing a purchaser representative (as defined in regulation D) in connection with the evaluation of such risks and merits, except the following:

3.            I shall provide a separate written statement from each purchaser representative on the Purchaser Representative Acknowledgment form available from the Company in which is disclosed (i) the relationship of the purchaser representative with the Sellers, if any, which has existed at any time during the previous two years, and compensation received or to be received as a result of such relationship, and (ii) the education, experience, and knowledge in financial and business matters which enables the purchaser representative to evaluate the relative merits and risks of an investment in the Company.

4.            The undersigned and the purchaser representatives listed above together have such knowledge and experience in financial and business matters that they are capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

5.            I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

6.            Instructions:  Complete either (a) or (b) below, as applicable:

(a)      FOR ACCREDITED INVESTORS.  I confirm that I am an "accredited investor" as defined under rule 501 of regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), as checked below:

(i)	Any bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance Company as defined in section 2(13) of the Securities Act; any investment Company registered under the Investment Company Act of 1940 or a business development Company as defined in section 2(a)(48) of that Act; any small business investment Company licensed by the U. S. Small Business Administration under section 301(c) or (d) of the Small Business

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Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance Company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
☐	Yes	☐	No

(ii)	Any private business development Company as defined in section 302(a)(22) of the Investment Advisers Act of 1940;
☐	Yes	☐	No

(iii)	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐	Yes	☐	No

(iv)	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐	Yes	☐	No

(v)	Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000;
☐	Yes	☐	No

For purposes of category (v), the term "net worth" means the excess of total assets over total liabilities.  In computing net worth for the purposes of category (v) above, the undersigned's principal residence must be valued either at (A) cost, including the cost of improvements, net of current encumbrances upon the property or (B) the appraised value of the property as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property.

(vi)	Any natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐	Yes	☐	No

In determining income, the undersigned should add to his or her adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from

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long-term capital gains has been reduced in arriving at adjusted gross income.

(vii)	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii); and
☐	Yes	☐	No

(viii)	Any entity in which all of the equity owners are accredited investors.
☐	Yes	☐	No

(b)	FOR NONACCREDITED INVESTORS. I am not an accredited investor.

 The following information is being provided here in lieu of furnishing a personal financial statement.

(i)	My net worth excluding principal residence, furnishings, and automobiles is at least _____ times the total investment I intend to make in the Company;

(ii)	My annual disposable income, after excluding all of my personal and family living expenses and other cash requirements for current obligations, is such that the loss of my entire investment in the Company would not materially alter my standard of living;
☐	Yes	☐	No

(iii)	Considering the foregoing and all other relevant factors in my financial and personal circumstances, I am able to bear the economic risk of an investment in the Company.
☐	Yes	☐	No

7.            I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me.

8.            I have personally communicated or been offered the opportunity to communicate with executive officers of the Company to discuss the business and financial affairs of the Company, its products and activities, and its plans for the future.  I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

9.            I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant, or attorney.

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10.            I will hold title to my interest as follows:
☐	Community Property	☐	Separate Property
☐	Joint Tenants, with Right of	☐	Tenants in Common
	Survivorship	☐	Other (Single Person, Trust, Etc., Please Indicate.)

11.            The address below is my true and correct principal residence.

DATED this 17th day of November, 2014.

Name (Please Print)	Name of Joint Subscriber, If Any

Signature	Signature

Street Address	Street Address

City, State, and Zip Code	City, State, and Zip Code

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